UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007 (November 14, 2007)

HIRSCH INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-23434	11-2230715
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Engineers Road, Hauppauge, New York		11788
(Address of principal executive office)		(Zip Code)

(631) 436-7100
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On November 14, 2007, Hirsch International Corp. (the “Company”) issued a press release announcing financial results for its fiscal quarter ended September 30, 2007. A copy of this press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1     Press Release of the Company, dated November 14, 2007, regarding financial results for the quarter ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIRSCH INTERNATIONAL CORP.

By:	/s/ Beverly Eichel
Name: Beverly Eichel
Title: Executive Vice President, Finance, Chief Financial Officer and Secretary

Dated: November 14, 2007

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Hirsch International Corp. Press Release, dated November 14, 2007, regarding financial results for the quarter ended September 30, 2007.